UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02968-99

Name of Registrant:	Vanguard Trustees’ Equity Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	John E. Schadl, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2023—October 31, 2024

Item 1: Reports to Shareholders.

TABLE OF CONTENTS

Emerging Markets Select Stock Fund Investor Shares - VMMSX

Commodity Strategy Fund Admiral™ Shares - VCMDX

Global Environmental Opportunities Stock Fund Admiral™ Shares - VEOAX

Global Environmental Opportunities Stock Fund Investor Shares - VEOIX

Vanguard Emerging Markets Select Stock Fund

Investor Shares (VMMSX)

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about Vanguard Emerging Markets Select Stock Fund (the "Fund") for the period of November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447. The report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$83	0.75%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2024, the Fund underperformed its benchmark, the FTSE Emerging Index.

  Global economic growth appeared relatively stable at around 3% during the period, and U.S. recession fears faded. With inflation continuing to moderate across much of the world, major central banks including the European Central Bank, the Bank of England, and the U.S. Federal Reserve began lowering policy rates. Stocks worldwide posted strong returns.

  Emerging stock markets lagged the U.S. market but outpaced developed non-U.S. markets.

  On a geographic basis, much of the Fund’s shortfall relative to the benchmark came from above- or out-of-benchmark allocations to stocks in Hong Kong, South Korea, and Brazil, markets that trailed the overall index. On a sector basis, the Fund’s holdings in information technology, energy, and consumer discretionary companies weighed most heavily on relative performance.

  In a bull market for stocks, the Fund’s average allocation to cash of almost 5% also hindered relative performance.

How did the Fund perform over the past 10 years?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2014, Through October 31, 2024

Initial investment of $10,000

	Investor Shares	FTSE Emerging Index	MSCI All Country World Index ex USA Net
2014	$10,000	$10,000	$10,000
2015	$9,187	$9,528	$9,695
2015	$10,185	$10,398	$10,556
2015	$8,895	$9,142	$10,073
2015	$8,301	$8,480	$9,532
2016	$7,303	$7,470	$8,536
2016	$8,473	$8,554	$9,365
2016	$8,960	$9,052	$9,515
2016	$9,376	$9,435	$9,553
2017	$9,747	$9,464	$9,910
2017	$10,346	$10,157	$10,544
2017	$11,241	$10,967	$11,323
2017	$11,747	$11,457	$11,812
2018	$13,153	$13,011	$12,852
2018	$12,143	$12,015	$12,222
2018	$11,609	$11,495	$11,995
2018	$10,408	$10,210	$10,838
2019	$11,541	$11,213	$11,235
2019	$12,056	$11,703	$11,827
2019	$11,704	$11,515	$11,723
2019	$11,861	$11,605	$12,059
2020	$12,011	$11,881	$12,352
2020	$9,985	$10,307	$10,465
2020	$12,072	$12,166	$11,800
2020	$12,277	$12,483	$11,745
2021	$15,261	$14,804	$14,075
2021	$15,938	$15,112	$14,963
2021	$15,294	$14,473	$15,079
2021	$15,154	$14,618	$15,228
2022	$14,822	$14,251	$14,585
2022	$12,660	$12,847	$13,420
2022	$11,936	$12,063	$12,777
2022	$10,433	$10,473	$11,463
2023	$13,145	$12,671	$13,752
2023	$12,524	$12,071	$13,830
2023	$13,735	$13,033	$14,491
2023	$12,008	$11,621	$12,846
2024	$12,674	$12,416	$14,560
2024	$13,718	$13,384	$15,119
2024	$14,032	$14,029	$15,903
2024	$14,673	$14,847	$15,972

Average Annual Total Returns

	1 Year	5 Years	10 Years
Investor Shares	22.19%	4.35%	3.91%
FTSE Emerging Index	27.76%	5.05%	4.03%
MSCI All Country World Index ex USA Net	24.33%	5.78%	4.79%

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of October 31, 2024)

Africa	2.1%
Asia	72.5%
Europe	3.7%
North America	8.6%
South America	9.0%
Other Assets and Liabilities—Net	4.1%

Fund Statistics

(as of October 31, 2024)

Fund Net Assets (in millions)	$793
Number of Portfolio Holdings	243
Portfolio Turnover Rate	68%
Total Investment Advisory Fees (in thousands)	$3,415

How has the Fund changed?

During the reporting period, Oaktree Fund Advisors, LLC was removed as an investment advisor to the Fund. Additionally, the Fund added as a principal risk special risks of investing in China.

This is a summary of certain changes to the Fund since October 31, 2023. For more complete information, you may review the Fund’s next prospectus, which we expect to be available by February 28, 2025 at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature or upon request at 800-662-7447.

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR752

Vanguard Commodity Strategy Fund

Admiral™ Shares (VCMDX)

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about Vanguard Commodity Strategy Fund (the "Fund") for the period of November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$21	0.21%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2024, the Fund outperformed its benchmark, the Bloomberg Commodity Index Total Return.

  U.S. economic growth hovered around 3% on a year-over-year basis during the period, quelling recession fears. The Federal Reserve embarked on a rate-cutting cycle toward the end of the period, and the year-over-year rate of consumer price inflation eased to around 2.5%. U.S. stocks and bonds posted strong returns.

  The Bloomberg Commodity Index posted a slightly negative return for the period with mixed results across commodity groups. Strong performances in precious and industrial metals were offset by negative returns in energy and grains.

  The Fund outperformed partly because of its exposure to short-term Treasury Inflation-Protected Securities, which benefited from the Fed beginning to cut interest rates.

  The Fund uses derivatives to obtain its exposure to commodities. Its holdings of commodity index swaps also helped returns.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 25, 2019, Through October 31, 2024

Initial investment of $50,000

	Admiral Shares	Bloomberg Commodity Index Total Return	Dow Jones U.S. Total Stock Market Float Adjusted Index
6/25/19	$50,000	$50,000	$50,000
7/31/19	$49,480	$49,557	$51,308
10/31/19	$49,660	$49,966	$52,226
1/31/20	$48,173	$47,379	$55,694
4/30/20	$40,989	$38,625	$49,917
7/31/20	$46,865	$43,574	$56,850
10/31/20	$48,937	$45,595	$57,442
1/31/21	$55,681	$50,845	$67,137
4/30/21	$63,245	$57,364	$75,381
7/31/21	$69,151	$61,124	$78,978
10/31/21	$74,531	$65,628	$82,758
1/31/22	$78,552	$68,503	$79,555
4/30/22	$94,337	$82,337	$72,846
7/31/22	$89,271	$77,765	$72,832
10/31/22	$81,832	$72,947	$68,736
1/31/23	$83,774	$72,751	$72,858
4/30/23	$79,779	$68,670	$73,775
7/31/23	$81,213	$71,635	$82,024
10/31/23	$79,352	$70,780	$74,505
1/31/24	$77,287	$67,593	$86,806
4/30/24	$80,974	$70,653	$90,317
7/31/24	$78,662	$67,930	$99,335
10/31/24	$80,818	$69,947	$102,813

Average Annual Total Returns

	1 Year	5 Years	Since Inception 6/25/19
Admiral Shares	1.85%	10.23%	9.39%
Bloomberg Commodity Index Total Return	-1.18%	6.96%	6.47%
Dow Jones U.S. Total Stock Market Float Adjusted IndexFootnote Reference*	37.99%	14.51%	14.42%
Footnote	Description
Footnote*	The Fund added a broad-based benchmark to reflect new regulatory requirements. The broad-based benchmark is considered broadly representative of the overall securities market applicable to the Fund.

This table reflects the Fund's investments, including short-term investments, derivatives and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of October 31, 2024)

U.S. Government Securities	97.0%
Other Assets and Liabilities—NetFootnote Reference	3.0%

Fund Statistics

(as of October 31, 2024)

Fund Net Assets (in millions)	$1,673
Number of Portfolio Holdings	61
Portfolio Turnover Rate	52%
Total Investment Advisory Fees (in thousands)	$201

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

AR517

Vanguard Global Environmental Opportunities Stock Fund

Admiral™ Shares (VEOAX)

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about Vanguard Global Environmental Opportunities Stock Fund (the "Fund") for the period of November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Admiral Shares	$65	0.58%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2024, the Fund underperformed its benchmark.

  Global economic growth appeared relatively stable at around 3% during the period, and U.S. recession fears faded. With inflation continuing to moderate across much of the world, major central banks including the European Central Bank, the Bank of England, and the U.S. Federal Reserve began lowering policy rates. Global stocks posted very strong returns.

  An underweight to the U.S. and an overweight to China detracted most from relative performance. An underweight to the Pacific region boosted relative results.

  Five of the Fund’s 11 industry sectors detracted, with selection in information technology, industrials, and consumer discretionary holding back results most. On the other side of the ledger, selection in utilities and a lack of exposure to health care, consumer staples, and energy contributed most.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2022, Through October 31, 2024

Initial investment of $50,000

	Admiral Shares	MSCI All Country World Index
11/16/22	$50,000	$50,000
2023	$43,860	$52,505
2024	$53,694	$69,722

Average Annual Total Returns

	1 Year	Since Inception 11/16/22
Admiral Shares	22.42%	3.71%
MSCI All Country World Index	32.79%	18.52%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of October 31, 2024)

Asia	23.2%
Europe	33.0%
North America	40.8%
Other Assets and Liabilities—Net	3.0%

Fund Statistics

(as of October 31, 2024)

Fund Net Assets (in millions)	$79
Number of Portfolio Holdings	28
Portfolio Turnover Rate	38%
Total Investment Advisory Fees (in thousands)	$230

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV013

Vanguard Global Environmental Opportunities Stock Fund

Investor Shares (VEOIX)

Annual Shareholder Report | October 31, 2024

This annual shareholder report contains important information about Vanguard Global Environmental Opportunities Stock Fund (the "Fund") for the period of November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature. You can also request this information by contacting us at 800-662-7447.

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Share Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Investor Shares	$81	0.73%

How did the Fund perform during the reporting period?

  For the 12 months ended October 31, 2024, the Fund underperformed its benchmark.

  Global economic growth appeared relatively stable at around 3% during the period, and U.S. recession fears faded. With inflation continuing to moderate across much of the world, major central banks including the European Central Bank, the Bank of England, and the U.S. Federal Reserve began lowering policy rates. Global stocks posted very strong returns.

  An underweight to the U.S. and an overweight to China detracted most from relative performance. An underweight to the Pacific region boosted relative results.

  Five of the Fund’s 11 industry sectors detracted, with selection in information technology, industrials, and consumer discretionary holding back results most. On the other side of the ledger, selection in utilities and a lack of exposure to health care, consumer staples, and energy contributed most.

How did the Fund perform since inception?

Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447. The graph and returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 16, 2022, Through October 31, 2024

Initial investment of $10,000

	Investor Shares	MSCI All Country World Index
11/16/22	$10,000	$10,000
2023	$8,760	$10,501
2024	$10,705	$13,944

Average Annual Total Returns

	1 Year	Since Inception 11/16/22
Investor Shares	22.20%	3.54%
MSCI All Country World Index	32.79%	18.52%

This table reflects the Fund's investments, including short-term investments and other assets and liabilities.

Portfolio Composition % of Net Assets

(as of October 31, 2024)

Asia	23.2%
Europe	33.0%
North America	40.8%
Other Assets and Liabilities—Net	3.0%

Fund Statistics

(as of October 31, 2024)

Fund Net Assets (in millions)	$79
Number of Portfolio Holdings	28
Portfolio Turnover Rate	38%
Total Investment Advisory Fees (in thousands)	$230

Where can I find additional information about the Fund?

Additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information is available at https://personal1.vanguard.com/ngf-next-gen-form-webapp/fund-literature.

Connect with Vanguard® • vanguard.com

Fund Information • 800-662-7447

Direct Investor Account Services • 800-662-2739

Text Telephone for People Who Are Deaf or Hard of Hearing •

800-749-7273

© 2024 The Vanguard Group, Inc.

All rights reserved.

Vanguard Marketing Corporation, Distributor.

ARV012

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

Includes fees billed in connection with services to the Registrant only.

	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
(a) Audit Fees.	$173,000	$135,000
(b) Audit-Related Fees.	0	0
(c) Tax Fees.	0	0
(d) All Other Fees.	0	0
Total.	$173,000	$135,000

(e)	(1) Pre-Approval Policies. The audit committee is responsible for pre-approving all audit and non-audit services provided by PwC to: (i) the Vanguard funds; and (ii) Vanguard, or any entity controlled by Vanguard that provides ongoing services to the Vanguard funds. All services provided to Vanguard entities by the independent auditor, whether or not they are subject to preapproval, must be disclosed to the audit committee. The audit committee chair may preapprove any permissible audit and non-audit services as long as any preapproval is brought to the attention of the full audit committee at the next scheduled meeting.
(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.
(g)	Aggregate Non-Audit Fees.

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

	Fiscal Year Ended October 31, 2024	Fiscal Year Ended October 31, 2023
Non-audit fees to the Registrant only, listed as (b) through (d) above.	$0	$0

Non-audit Fees to other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.
Audit-Related Fees.	$1,517,669	$3,295,934
Tax Fees.	$1,916,879	$1,678,928
All Other Fees.	$268,000	$25,000
Total.	$3,702,548	$4,999,862

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included in the financial statements filed under Item 7 of this Form.

Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial Statements
For the year ended October 31, 2024
Vanguard Emerging Markets Select Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	16
Tax information	17

Emerging Markets Select Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (93.2%)
Brazil (6.6%)
	Ambev SA	3,876,066	8,475
	Petroleo Brasileiro SA ADR (XNYS)	563,399	7,578
	Natura & Co. Holding SA	2,769,600	6,568
	Vale SA	563,100	6,045
	Banco Do Brasil SA	880,700	4,011
	Neoenergia SA	876,600	2,896
	Cia de Saneamento Basico do Estado de Sao Paulo	161,706	2,576
	B3 SA - Brasil Bolsa Balcao	1,276,000	2,344
	TIM SA	794,665	2,279
	Petroleo Brasileiro SA ADR	177,064	2,190
	Banco Santander Brasil SA	372,476	1,753
	Banco Bradesco SA ADR	657,374	1,624
	Rumo SA	378,263	1,302
	Petroleo Brasileiro SA	143,177	967
	BB Seguridade Participacoes SA	130,722	775
	Raia Drogasil SA	90,926	383
*,1	Hapvida Participacoes e Investimentos SA	549,238	335
[1]	Rede D'Or Sao Luiz SA	45,259	230
			52,331
Canada (1.2%)
*	First Quantum Minerals Ltd.	346,142	4,472
	Lundin Mining Corp.	315,431	3,068
*,2	Valeura Energy Inc.	274,248	890
	Parex Resources Inc.	83,681	777
			9,207
Chile (0.2%)
	Banco De Chile	12,153,902	1,412
China (27.2%)
	Tencent Holdings Ltd.	667,148	34,787
	Alibaba Group Holding Ltd.	1,860,519	22,759
	China Merchants Bank Co. Ltd. Class H	2,697,742	13,202
	Haier Smart Home Co. Ltd. Class H	3,092,000	11,222
*,1	Meituan Class B	458,523	10,835
	China Overseas Land & Investment Ltd.	5,160,885	9,862
*	Baidu Inc. Class A	787,750	8,989
	Ping An Insurance Group Co. of China Ltd. Class H	1,225,000	7,590
	Weichai Power Co. Ltd. Class H	4,650,000	7,026
	Kweichow Moutai Co. Ltd. Class A	30,439	6,538
	ZTO Express Cayman Inc. ADR	217,785	5,033
	Zhongsheng Group Holdings Ltd.	2,687,500	4,133
	Contemporary Amperex Technology Co. Ltd. Class A (XSHE)	115,102	3,995
	Midea Group Co. Ltd. Class A	396,386	3,974
	KE Holdings Inc. ADR	153,324	3,362
	GF Securities Co. Ltd. Class H	2,338,600	3,322
	China Pacific Insurance Group Co. Ltd. Class H	949,734	3,298
	ENN Energy Holdings Ltd.	409,693	2,886
	Anker Innovations Technology Co. Ltd. Class A	249,730	2,815
	JD.com Inc. Class A	137,701	2,793
	Zhejiang Longsheng Group Co. Ltd. Class A	1,933,100	2,734
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	1,281,800	2,632
*	Luckin Coffee Inc. ADR	96,545	2,619
	Shandong Weigao Group Medical Polymer Co. Ltd. Class H	4,196,048	2,611
*	Trip.com Group Ltd.	38,817	2,498
	KE Holdings Inc. Class A	310,270	2,281
	Tencent Music Entertainment Group ADR	162,120	1,804
	Zijin Mining Group Co. Ltd. Class H	840,000	1,789
	Anhui Conch Cement Co. Ltd. Class H	596,456	1,733
	ANTA Sports Products Ltd.	157,599	1,682

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	BYD Co. Ltd. Class H	44,881	1,621
	China National Building Material Co. Ltd. Class H	3,547,580	1,509
	Bank of Ningbo Co. Ltd. Class A	410,012	1,474
[1]	Haidilao International Holding Ltd.	662,000	1,335
*	BeiGene Ltd.	78,250	1,232
	Foxconn Industrial Internet Co. Ltd. Class A	362,900	1,217
	Zoomlion Heavy Industry Science and Technology Co. Ltd. Class A	1,196,948	1,170
*,1	Kuaishou Technology	197,100	1,162
	Proya Cosmetics Co. Ltd. Class A	81,214	1,095
	PetroChina Co. Ltd. Class H	1,316,005	988
	CIMC Enric Holdings Ltd.	1,120,000	945
	Ping An Insurance Group Co. of China Ltd. Class A	117,700	926
	Li Ning Co. Ltd.	452,000	922
*	PDD Holdings Inc. ADR	7,499	904
	Yum China Holdings Inc.	18,602	836
[1]	China Resources Mixc Lifestyle Services Ltd.	197,522	815
*	Baidu Inc. ADR	8,144	743
	Brilliance China Automotive Holdings Ltd.	2,290,000	739
	Kanzhun Ltd. ADR	43,142	628
*	Minth Group Ltd.	307,666	562
	Jiangsu Hengrui Medicine Co. Ltd. Class A	82,472	541
	Alibaba Group Holding Ltd. ADR	5,328	522
	Sinopharm Group Co. Ltd. Class H	184,416	459
*	Zai Lab Ltd. ADR	14,929	451
	Sino Biopharmaceutical Ltd.	958,294	435
	China Railway Group Ltd. Class H	592,765	296
[1]	Yadea Group Holdings Ltd.	143,179	247
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A (XSHE)	6,400	240
*,1	Wuxi Biologics Cayman Inc.	82,395	175
[1]	WuXi AppTec Co. Ltd. Class H	25,939	173
	Lufax Holding Ltd. ADR	61,296	164
*	Sichuan Kelun-Biotech Biopharmaceutical Co. Ltd.	3,659	81
			215,411
Greece (0.1%)
	National Bank of Greece SA	150,666	1,180
Hong Kong (3.9%)
[1]	WH Group Ltd.	10,293,500	8,012
	Galaxy Entertainment Group Ltd.	1,312,000	5,839
	Pacific Basin Shipping Ltd.	16,637,139	4,582
	Yue Yuen Industrial Holdings Ltd.	1,793,000	3,769
	Man Wah Holdings Ltd.	4,936,804	3,587
	AIA Group Ltd.	303,493	2,395
	Shenzhou International Group Holdings Ltd.	251,500	1,942
[1]	BOC Aviation Ltd.	90,141	699
			30,825
Hungary (1.6%)
	OTP Bank Nyrt	109,597	5,457
	Richter Gedeon Nyrt	158,009	4,567
	MOL Hungarian Oil & Gas plc	388,553	2,696
			12,720
India (11.9%)
	HDFC Bank Ltd.	466,941	9,598
	Axis Bank Ltd.	561,718	7,716
*	Reliance Industries Ltd.	455,563	7,217
	Reliance Industries Ltd. (XNSE)	455,563	7,203
	Tata Consultancy Services Ltd.	106,335	5,002
*	Jio Financial Services Ltd.	1,034,081	3,955
	Tech Mahindra Ltd.	182,896	3,481
	Adani Ports & Special Economic Zone Ltd.	201,375	3,286
	Bharti Airtel Ltd. (XNSE)	151,967	2,909
[1]	HDFC Life Insurance Co. Ltd.	332,140	2,837
	UltraTech Cement Ltd.	21,142	2,776
	Shriram Finance Ltd.	72,129	2,678
	Kotak Mahindra Bank Ltd.	128,092	2,630
	HDFC Bank Ltd. ADR	36,931	2,328
*	Delhivery Ltd.	463,557	1,958
*	PB Fintech Ltd.	91,787	1,855
	Infosys Ltd. ADR	78,822	1,648

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Godrej Consumer Products Ltd.	106,544	1,623
	Varun Beverages Ltd.	225,084	1,600
	IndusInd Bank Ltd.	120,695	1,510
	UPL Ltd.	213,936	1,406
[1]	SBI Life Insurance Co. Ltd.	71,928	1,385
	Ambuja Cements Ltd.	191,049	1,317
*	Amber Enterprises India Ltd.	18,260	1,306
	Mahindra & Mahindra Ltd.	40,229	1,299
	Infosys Ltd.	52,922	1,104
	Larsen & Toubro Ltd.	25,485	1,095
	KEC International Ltd.	83,969	982
	Jubilant Foodworks Ltd.	138,120	944
	Hindustan Unilever Ltd.	30,616	919
	Eicher Motors Ltd.	14,504	842
	Bajaj Auto Ltd.	6,882	804
	Patanjali Foods Ltd.	35,199	750
	Colgate-Palmolive India Ltd.	20,579	748
*	GMR Airports Infrastructure Ltd.	794,642	746
	Ashok Leyland Ltd.	301,783	745
	Apollo Hospitals Enterprise Ltd.	8,485	707
*	Hyundai Motor India Ltd.	32,346	701
	Oil & Natural Gas Corp. Ltd.	207,571	655
	DLF Ltd.	55,034	535
*	Honasa Consumer Ltd.	108,551	508
	Tata Steel Ltd.	288,026	506
	Fortis Healthcare Ltd.	50,920	378
	Torrent Pharmaceuticals Ltd.	9,417	358
	Rainbow Children's Medicare Ltd.	13,213	253
			94,803
Indonesia (1.6%)
	Bank Rakyat Indonesia Persero Tbk PT	34,287,393	10,453
	Bank Central Asia Tbk PT	2,171,448	1,416
	Mitra Adiperkasa Tbk PT	5,275,235	530
	Unilever Indonesia Tbk PT	3,730,335	467
	Map Aktif Adiperkasa PT	4,089,169	282
			13,148
Kazakhstan (0.6%)
	Kaspi.KZ JSC ADR (Registered)	47,175	5,196
Mexico (1.4%)
	Grupo Financiero Banorte SAB de CV Class O	462,681	3,222
	Wal-Mart de Mexico SAB de CV	1,080,766	2,972
	Fomento Economico Mexicano SAB de CV ADR	29,566	2,864
	Cemex SAB de CV ADR	180,460	942
	Grupo Mexico SAB de CV Series B	154,999	811
			10,811
Other (0.2%)
[3]	Vanguard FTSE Emerging Markets ETF	38,060	1,773
Philippines (0.4%)
	Bdo Unibank Inc.	1,009,058	2,641
	Ayala Land Inc.	737,498	414
			3,055
Poland (0.5%)
*,1	Allegro.eu SA	293,685	2,584
	KGHM Polska Miedz SA	40,397	1,512
			4,096
Romania (0.2%)
	Banca Transilvania SA	216,679	1,338
Russia (0.0%)
*,4	MMC Norilsk Nickel PJSC ADR	200,203	—
*,4	Sberbank of Russia PJSC	1,473,153	—
*,4	Mobile TeleSystems PJSC ADR	93,946	—
*,4	Moscow Exchange MICEX-RTS PJSC	536,630	—
*,4	GMK Norilskiy Nickel PAO	124,700	—
*,4	Sberbank of Russia PJSC ADR	476,234	—
*,4	LUKOIL PJSC ADR	35,630	—

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
*,4	Novatek PJSC GDR (Registered)	422	—
*,2,4	Ozon Holdings plc ADR	35,000	—
*,4	Gazprom PJSC	926,846	—
			—
Saudi Arabia (0.7%)
	Saudi Tadawul Group Holding Co.	35,320	2,236
	Saudi Awwal Bank	244,154	2,198
[1]	Saudi Arabian Oil Co.	97,548	701
	Mouwasat Medical Services Co.	9,390	234
			5,369
Singapore (0.9%)
	Wilmar International Ltd.	2,828,700	6,828
South Africa (2.1%)
	Sasol Ltd.	762,408	4,285
	FirstRand Ltd.	900,244	3,955
*	Impala Platinum Holdings Ltd.	526,324	3,474
	Harmony Gold Mining Co. Ltd.	183,637	1,992
	Discovery Ltd.	115,569	1,185
	Naspers Ltd. Class N	3,772	892
	Clicks Group Ltd.	17,076	366
	Harmony Gold Mining Co. Ltd. (XNYS)	24,232	263
			16,412
South Korea (6.7%)
	Samsung Electronics Co. Ltd. (XKRX)	417,439	17,725
	SK Hynix Inc.	48,477	6,346
	Hyundai Mobis Co. Ltd.	30,133	5,416
	Hankook Tire & Technology Co. Ltd.	192,082	4,892
	Hyundai Motor Co.	27,701	4,267
	KB Financial Group Inc.	58,170	3,785
	DB Insurance Co. Ltd.	41,724	3,289
	Shinhan Financial Group Co. Ltd.	85,140	3,171
*	WONIK IPS Co. Ltd.	92,746	1,839
	Orion Corp.Republic of Korea	23,798	1,715
	NAVER Corp.	6,089	745
			53,190
Taiwan (13.4%)
	Taiwan Semiconductor Manufacturing Co. Ltd. (XTAI)	2,215,852	69,488
	MediaTek Inc.	200,435	7,803
	Accton Technology Corp.	281,091	4,723
	United Integrated Services Co. Ltd.	438,000	4,549
	Hon Hai Precision Industry Co. Ltd.	606,726	3,889
	Silergy Corp.	209,000	3,243
	Nien Made Enterprise Co. Ltd.	196,000	2,921
	Chroma ATE Inc.	182,834	2,311
	E Ink Holdings Inc.	226,000	2,115
	Compal Electronics Inc.	1,911,000	2,098
	ASPEED Technology Inc.	16,498	2,092
	Uni-President Enterprises Corp.	497,884	1,394
			106,626
Thailand (2.9%)
	SCB X PCL	2,166,400	7,286
	Indorama Ventures PCL NVDR	5,776,500	4,432
	Bangkok Bank PCL NVDR	802,000	3,490
	PTT Exploration & Production PCL	741,449	2,785
*	True Corp. PCL NVDR	7,485,051	2,726
	Bangkok Bank PCL (Registered)	524,400	2,282
	Bangkok Dusit Medical Services PCL Class F	194,059	158
			23,159
Turkey (0.4%)
	Akbank TAS	2,139,795	3,163
United Arab Emirates (0.9%)
	Abu Dhabi Commercial Bank PJSC	1,812,643	4,406
	Emirates NBD Bank PJSC	349,969	1,809
	Emaar Properties PJSC	258,674	612

Emerging Markets Select Stock Fund
		Shares	Market Value• ($000)
	Burjeel Holdings plc	371,924	230
			7,057
United Kingdom (0.6%)
	Anglo American plc	99,010	3,069
[1]	Airtel Africa plc	1,461,756	1,921
			4,990
United States (6.0%)
*	MercadoLibre Inc.	5,850	11,918
	Credicorp Ltd.	46,544	8,570
	Cognizant Technology Solutions Corp. Class A	82,134	6,126
*	Coupang Inc.	145,561	3,754
*	Grab Holdings Ltd. Class A	886,767	3,618
*	Sea Ltd. ADR	38,292	3,601
*	NU Holdings Ltd. Class A	229,559	3,464
*	Fabrinet	10,099	2,434
	Copa Holdings SA Class A	21,512	2,093
*	WNS Holdings Ltd.	18,202	874
*	MakeMyTrip Ltd.	6,675	677
*	Legend Biotech Corp. ADR	4,783	215
			47,344
Vietnam (1.0%)
	Vietnam Dairy Products JSC	1,915,970	5,008
	Mobile World Investment Corp.	843,200	2,211
*	Hoa Phat Group JSC	551,916	586
			7,805
Total Common Stocks (Cost $649,088)			739,249
Preferred Stocks (2.7%)
	Cia Energetica de Minas Gerais Preference Shares	2,842,485	5,591
	Petroleo Brasileiro SA Preference Shares	727,900	4,521
	Itau Unibanco Holding SA Preference Shares	696,900	4,222
	Samsung Electronics Co. Ltd. Preference Shares	83,435	2,870
	Banco Bradesco SA Preference Shares	1,124,500	2,795
	Raizen SA Preference Shares	2,547,300	1,234
Total Preferred Stocks (Cost $21,449)			21,233
Temporary Cash Investments (4.3%)
Money Market Fund (4.3%)
[5,6]	Vanguard Market Liquidity Fund, 4.834% (Cost $34,434)	344,359	34,432
Total Investments (100.2%) (Cost $704,971)			794,914
Other Assets and Liabilities—Net (-0.2%)			(1,855)
Net Assets (100%)			793,059
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the aggregate value was $33,446,000, representing 4.2% of net assets.
2	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $57,000.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Security value determined using significant unobservable inputs.
5	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6	Collateral of $719,000 was received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
NVDR—Non-Voting Depository Receipt.

Emerging Markets Select Stock Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
		Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
MSCI Emerging Markets Index	December 2024	435	24,501	527

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Assets and Liabilities
As of October 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value[1]
Unaffiliated Issuers (Cost $668,834)	758,709
Affiliated Issuers (Cost $36,137)	36,205
Total Investments in Securities	794,914
Investment in Vanguard	23
Cash	267
Cash Collateral Pledged—Futures Contracts	797
Foreign Currency, at Value (Cost $554)	585
Receivables for Investment Securities Sold	1,334
Receivables for Accrued Income	1,868
Receivables for Capital Shares Issued	396
Total Assets	800,184
Liabilities
Payables for Investment Securities Purchased	2,706
Collateral for Securities on Loan	719
Payables to Investment Advisor	895
Payables for Capital Shares Redeemed	251
Payables to Vanguard	104
Variation Margin Payable—Futures Contracts	113
Foreign Capital Gain Taxes Payable	5
Deferred Foreign Capital Gains Taxes	2,332
Total Liabilities	7,125
Net Assets	793,059
1 Includes $57,000 of securities on loan.
At October 31, 2024, net assets consisted of:

Paid-in Capital	755,448
Total Distributable Earnings (Loss)	37,611
Net Assets	793,059

Net Assets
Applicable to 34,624,606 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	793,059
Net Asset Value Per Share	$22.90

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Operations

Year Ended October 31, 2024
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	26,436
Dividends—Affiliated Issuers	97
Interest—Unaffiliated Issuers	144
Interest—Affiliated Issuers	1,940
Securities Lending—Net	41
Total Income	28,658
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,934
Performance Adjustment	(519)
The Vanguard Group—Note C
Management and Administrative	1,989
Marketing and Distribution	42
Custodian Fees	254
Auditing Fees	38
Shareholders’ Reports	37
Trustees’ Fees and Expenses	—
Other Expenses	25
Total Expenses	5,800
Expenses Paid Indirectly	(78)
Net Expenses	5,722
Net Investment Income	22,936
Realized Net Gain (Loss)
Capital Gains Distributions Received – Affiliated Issuers	—
Investment Securities Sold—Unaffiliated Issuers[2]	3,523
Investment Securities Sold—Affiliated Issuers	178
Futures Contracts	3,084
Forward Currency Contracts	(7)
Foreign Currencies	(535)
Realized Net Gain (Loss)	6,243
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	119,920
Investment Securities—Affiliated Issuers	113
Futures Contracts	2,296
Foreign Currencies	(88)
Change in Unrealized Appreciation (Depreciation)	122,241
Net Increase (Decrease) in Net Assets Resulting from Operations	151,420
1	Dividends are net of foreign withholding taxes of $2,161,000.
2	Realized gain (loss) is net of foreign capital gain taxes of $3,003,000.
3	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $723,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	22,936	22,523
Realized Net Gain (Loss)	6,243	(12,270)
Change in Unrealized Appreciation (Depreciation)	122,241	83,803
Net Increase (Decrease) in Net Assets Resulting from Operations	151,420	94,056
Distributions
Total Distributions	(22,705)	(25,482)
Capital Share Transactions
Issued	117,880	141,225
Issued in Lieu of Cash Distributions	19,402	21,665
Redeemed	(181,510)	(152,294)
Net Increase (Decrease) from Capital Share Transactions	(44,228)	10,596
Total Increase (Decrease)	84,487	79,170
Net Assets
Beginning of Period	708,572	629,402
End of Period	793,059	708,572

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$19.33	$17.42	$27.09	$22.18	$21.87
Investment Operations
Net Investment Income[1]	.640	.606	.715	.457	.298
Net Realized and Unrealized Gain (Loss) on Investments	3.559	2.019	(8.724)	4.729	.483
Total from Investment Operations	4.199	2.625	(8.009)	5.186	.781
Distributions
Dividends from Net Investment Income	(.629)	(.715)	(.486)	(.276)	(.471)
Distributions from Realized Capital Gains	—	—	(1.175)	—	—
Total Distributions	(.629)	(.715)	(1.661)	(.276)	(.471)
Net Asset Value, End of Period	$22.90	$19.33	$17.42	$27.09	$22.18
Total Return[2]	22.19%	15.10%	-31.16%	23.44%	3.51%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$793	$709	$629	$974	$670
Ratio of Total Expenses to Average Net Assets[3]	0.75%[4]	0.80%[4]	0.78%	0.84%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.98%	2.99%	3.26%	1.65%	1.43%
Portfolio Turnover Rate	68%	43%	41%	48%	52%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.07%), (0.01%), (0.04%), 0.02%, and (0.01%).
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.74% and 0.80%, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Select Stock Fund
Notes to Financial Statements
Vanguard Emerging Markets Select Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2024, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates.  Risks associated with these types of forward currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.
During the year ended October 31, 2024, the fund’s average investment in forward currency contracts represented 0% of net assets, based on the average of the notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at October 31, 2024.

Emerging Markets Select Stock Fund
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the applicable countries’ tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains.
B.	The investment advisory firms Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., and Wellington Management Company llp, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Pzena Investment Management, LLC, Baillie Gifford Overseas Ltd., and Wellington Management Company llp, are subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years. Until August 2024, a portion of the fund was managed by Oaktree Fund Advisors, LLC. The basic fee paid to Oaktree Fund Advisors, LLC was subject to quarterly adjustments based on performance relative to the FTSE Emerging Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2024, the aggregate investment advisory fee paid to all advisors represented an effective annual rate of 0.51% of the fund’s average net assets, before a net decrease of $519,000 (0.07%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Emerging Markets Select Stock Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2024, the fund had contributed to Vanguard capital in the amount of $23,000, representing less than 0.01% of the fund’s net assets and 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $78,000 (an annual rate of 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	119,693	1,412	—	121,105
Common Stocks—Other	29,739	588,405	—	618,144
Preferred Stocks	18,363	2,870	—	21,233
Temporary Cash Investments	34,432	—	—	34,432
Total	202,227	592,687	—	794,914
Derivative Financial Instruments
Assets
Futures Contracts[1]	527	—	—	527
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
F.	At October 31, 2024, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Unrealized Appreciation—Futures Contracts[1]	527	—	527
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended October 31, 2024, were:
Realized Net Gain (Loss) on Derivatives	Equity Contracts ($000)	Foreign Exchange Contracts ($000)	Total ($000)
Futures Contracts	3,084	—	3,084
Forward Currency Contracts	—	(7)	(7)
Realized Net Gain (Loss) on Derivatives	3,084	(7)	3,077
Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	2,296	—	2,296
G.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, and tax expense on capital gains were reclassified between the individual components of total distributable earnings (loss).
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the recognition of unrealized gains or losses

Emerging Markets Select Stock Fund
from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	21,504
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	77,449
Capital Loss Carryforwards	(61,342)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	37,611
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	22,705	25,482
Long-Term Capital Gains	—	—
Total	22,705	25,482
*	Includes short-term capital gains, if any.
As of October 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	715,082
Gross Unrealized Appreciation	166,068
Gross Unrealized Depreciation	(86,234)
Net Unrealized Appreciation (Depreciation)	79,834
H.	During the year ended October 31, 2024, the fund purchased $491,339,000 of investment securities and sold $530,252,000 of investment securities, other than temporary cash investments.
The fund purchased securities from and sold securities to other funds or accounts managed by its investment advisors or their affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended October 31, 2024, such purchases were $94,000 and sales were $95,000, resulting in net realized gain of $30,000; these amounts, other than temporary cash investments, are included in the purchases and sales of investment securities noted above.
I.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2024 Shares (000)	2023 Shares (000)
Issued	5,490	6,947
Issued in Lieu of Cash Distributions	968	1,130
Redeemed	(8,488)	(7,545)
Net Increase (Decrease) in Shares Outstanding	(2,030)	532
J.	Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 31, 2023 Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Oct. 31, 2024 Market Value ($000)
Vanguard FTSE Emerging Markets ETF	2,626	12,195	13,342	173	121	97	—	1,773
Vanguard Market Liquidity Fund	40,943	NA1	NA1	5	(8)	1,940	—	34,432
Total	43,569	12,195	13,342	178	113	2,037	—	36,205
1	Not applicable—purchases and sales are for temporary cash investment purposes.

Emerging Markets Select Stock Fund
K.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
L.	Management has determined that no events or transactions occurred subsequent to October 31, 2024, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Emerging Markets Select Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Emerging Markets Select Stock Fund (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2024, the related statement of operations for the year ended October 31, 2024, the statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Tax information (unaudited)
The fund hereby designates $11,661,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $663,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund designates to shareholders foreign source income of $28,489,000 and foreign taxes paid of $5,145,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
Q7520 122024

Financial Statements
For the year ended October 31, 2024
Vanguard Commodity Strategy Fund

Contents
Consolidated Financial Statements	1
Report of Independent Registered Public Accounting Firm	11
Tax information	12

Commodity Strategy Fund
Consolidated Financial Statements
Consolidated Schedule of Investments
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
U.S. Government and Agency Obligations (76.0%)
U.S. Government Securities (76.0%)
	United States Treasury Inflation Indexed Bonds	0.250%	1/15/25	58,989	58,546
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	40,130	39,998
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/25	47,115	46,460
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/25	64,585	63,788
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/25	57,448	56,398
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/26	53,949	52,912
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	25,836	25,755
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/26	44,369	43,087
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/26	54,379	52,901
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/26	61,405	59,505
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/27	50,465	48,809
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	24,996	25,254
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/27	62,729	60,063
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/27	55,762	53,845
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/27	62,902	62,755
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/28	56,973	54,641
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	23,629	23,573
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/28	62,073	60,783
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	24,156	25,548
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/28	49,464	47,795
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/28	63,919	65,457
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/29	42,567	40,951
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	21,798	22,384
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/29	66,297	67,011
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	27,674	30,013
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/29	50,293	46,946
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/29	35,516	35,271
Total U.S. Government and Agency Obligations (Cost $1,287,318)					1,270,449
				Shares
Temporary Cash Investments (30.0%)
Money Market Fund (9.0%)
[1]	Vanguard Market Liquidity Fund	4.834%		1,501,496	150,135
			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (21.0%)
[2]	United States Treasury Bill	4.964%	11/5/24	20,150	20,139
[2]	United States Treasury Bill	4.938%	11/12/24	13,600	13,580
[2]	United States Treasury Bill	5.141%	11/14/24	4,375	4,368
[2,3]	United States Treasury Bill	5.073%	11/21/24	3,700	3,690
[2,3]	United States Treasury Bill	5.024%	12/5/24	27,600	27,480
[2]	United States Treasury Bill	4.996%	12/10/24	6,200	6,169
[2,3]	United States Treasury Bill	4.547%–4.875%	12/19/24	15,200	15,108
[2]	United States Treasury Bill	4.503%–4.541%	12/24/24	70,700	70,223
[2]	United States Treasury Bill	4.541%	1/2/25	40,474	40,159
[2,3]	United States Treasury Bill	4.602%	1/9/25	31,325	31,056
[2,3]	United States Treasury Bill	4.536%–4.554%	1/14/25	22,630	22,423
[2,3]	United States Treasury Bill	4.538%–4.545%	1/16/25	22,220	22,011
[2,3]	United States Treasury Bill	4.566%	1/23/25	33,870	33,524
[2]	United States Treasury Bill	4.553%	1/30/25	20,235	20,010
1

Commodity Strategy Fund
		Coupon	Maturity Date	Face Amount ($000)	Market Value• ($000)
[2]	United States Treasury Bill	4.567%	2/4/25	21,940	21,683
					351,623
Total Temporary Cash Investments (Cost $501,715)					501,758
Total Investments (106.0%) (Cost $1,789,033)					1,772,207
Other Assets and Liabilities—Net (-6.0%)					(99,684)
Net Assets (100%)					1,672,523
Cost is in $000.
•	See Note A in Notes to Consolidated Financial Statements.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Security is owned by the Vanguard CSF Portfolio, which is a wholly owned subsidiary of the Commodity Strategy Fund.
3	Securities with a value of $26,802,000 have been segregated as collateral for open over-the-counter swap contracts.

Derivative Financial Instruments Outstanding as of Period End

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Fixed Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Bloomberg Commodity Index[2]	11/5/24	BANA	80,000	(0.060)	—	(2,718)
Bloomberg Commodity Index[2]	11/12/24	BARC	10,000	(0.100)	—	(133)
Bloomberg Commodity Index 2 Month Forward[2]	11/12/24	BARC	175,000	(0.110)	—	(2,280)
Bloomberg Commodity Index 3 Month Forward[2]	11/20/24	GSI	70,000	(0.120)	—	(1,264)
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	11/5/24	BANA	50,000	(0.170)	—	(652)
BofA Merrill Lynch Commodity MLBXAKSV Excess Return Strategy[2,3]	11/5/24	BANA	30,000	(0.170)	—	(655)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/5/24	BANA	195,000	(0.110)	—	(5,989)
BofA Merrill Lynch Commodity MLBXSTGV Excess Return Strategy[2,3]	11/5/24	BANA	55,000	(0.110)	—	(2,043)
BofA Merrill Lynch Commodity MLCILP3E Excess Return Strategy[2,3]	11/5/24	BANA	135,000	(0.140)	—	(4,067)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	11/5/24	CIBC	160,000	(0.160)	—	(4,241)
CIBC Commodity CIBZC51EC Excess Return Strategy[2,3]	11/5/24	CIBC	20,000	(0.160)	—	(644)
Goldman Sachs Commodity i-Select Strategy 1129[2,3]	11/20/24	GSI	175,000	(0.120)	—	(3,088)
Macquarie Commodity MQCP170E Excess Return Strategy[2,3]	11/12/24	MACQ	170,000	(0.150)	—	(2,192)
Modified Strategy DBS18 on the Bloomberg Commodity Index[2,3]	11/20/24	GSI	30,000	(0.120)	—	(541)
RBC Commodity RBCACB23 Excess Return Strategy[2,3]	11/12/24	RBC	155,000	(0.130)	—	(1,903)
RBC Commodity RBCSVBW1 Excess Return Strategy[2,3]	11/12/24	RBC	30,000	(0.160)	—	(138)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	11/5/24	SOCG	140,000	(0.170)	—	(4,673)
Societe Generale Commodity SGIXCSB1 Excess Return Strategy[2,3]	11/5/24	SOCG	30,000	(0.170)	—	(1,223)
					—	(38,444)
1	Fixed interest payment received/paid monthly.
2	Security is owned by the subsidiary.
3	Information on the components of the reference entity is available on www.vanguard.com.
BANA—Bank of America, N.A.
BARC—Barclays Bank plc.
CIBC—Canadian Imperial Bank of Commerce.
GSI—Goldman Sachs International.
MACQ—Macquarie Bank Ltd.
RBC—Royal Bank of Canada.
SOCG—Société Generale.

See accompanying Notes, which are an integral part of the Financial Statements.
2

Commodity Strategy Fund
Consolidated Statement of Assets and Liabilities
As of October 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,638,909)	1,622,072
Affiliated Issuers (Cost $150,124)	150,135
Total Investments in Securities	1,772,207
Investment in Vanguard	40
Cash	11
Receivables for Accrued Income	2,546
Receivables for Capital Shares Issued	1,028
Total Assets	1,775,832
Liabilities
Payables for Investment Securities Purchased	59,984
Payables for Capital Shares Redeemed	4,717
Payables to Vanguard	164
Unrealized Depreciation—Over-the-Counter Swap Contracts	38,444
Total Liabilities	103,309
Net Assets	1,672,523
At October 31, 2024, net assets consisted of:

Paid-in Capital	1,731,902
Total Distributable Earnings (Loss)	(59,379)
Net Assets	1,672,523

Net Assets
Applicable to 64,686,218 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,672,523
Net Asset Value Per Share	$25.86

See accompanying Notes, which are an integral part of the Financial Statements.
3

Commodity Strategy Fund
Consolidated Statement of Operations

Year Ended October 31, 2024
($000)
Investment Income
Income
Interest[1]	49,246
Total Income	49,246
Expenses
The Vanguard Group—Note B
Investment Advisory Services	201
Management and Administrative	2,539
Marketing and Distribution	73
Custodian Fees	69
Auditing Fees	51
Shareholders’ Reports	56
Trustees’ Fees and Expenses—Note B	23
Other Expenses	17
Total Expenses	3,029
Expenses Paid Indirectly	(57)
Net Expenses	2,972
Net Investment Income	46,274
Realized Net Gain (Loss)
Investment Securities Sold[1]	(15,828)
Swap Contracts	(9,191)
Realized Net Gain (Loss)	(25,019)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	55,475
Swap Contracts	(60,755)
Change in Unrealized Appreciation (Depreciation)	(5,280)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,975
1	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,695,000, ($6,000), less than $1,000, and ($8,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Commodity Strategy Fund
Consolidated Statement of Changes in Net Assets

	Year Ended October 31,
	2024 ($000)	2023 ($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	46,274	54,980
Realized Net Gain (Loss)	(25,019)	(192,924)
Change in Unrealized Appreciation (Depreciation)	(5,280)	78,393
Net Increase (Decrease) in Net Assets Resulting from Operations	15,975	(59,551)
Distributions
Total Distributions	(36,432)	(244,178)
Capital Share Transactions
Issued	798,800	780,178
Issued in Lieu of Cash Distributions	25,590	186,091
Redeemed	(715,306)	(1,072,899)
Net Increase (Decrease) from Capital Share Transactions	109,084	(106,630)
Total Increase (Decrease)	88,627	(410,359)
Net Assets
Beginning of Period	1,583,896	1,994,255
End of Period	1,672,523	1,583,896

See accompanying Notes, which are an integral part of the Financial Statements.
5

Commodity Strategy Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2024	2023	2022	2021	2020
Net Asset Value, Beginning of Period	$26.02	$30.69	$36.85	$24.32	$24.83
Investment Operations
Net Investment Income[1]	.816	.826	1.474	.890	.265
Net Realized and Unrealized Gain (Loss) on Investments	(.359)	(1.612)	.751	11.774	(.620)
Total from Investment Operations	.457	(.786)	2.225	12.664	(.355)
Distributions
Dividends from Net Investment Income	(.617)	(3.884)	(8.385)	(.134)	(.155)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.617)	(3.884)	(8.385)	(.134)	(.155)
Net Asset Value, End of Period	$25.86	$26.02	$30.69	$36.85	$24.32
Total Return[2]	1.85%	-3.03%	9.80%	52.30%	-1.45%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,673	$1,584	$1,994	$1,686	$373
Ratio of Total Expenses to Average Net Assets	0.21%[3]	0.21%[3]	0.21%[3]	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.20%	3.08%	4.47%	2.79%	1.15%
Portfolio Turnover Rate	52%	30%	47%	15%	38%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.21%.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Commodity Strategy Fund
Notes to Consolidated Financial Statements
Vanguard Commodity Strategy Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
The Consolidated Financial Statements include Vanguard CSF Portfolio which commenced operations on June 25, 2019. The subsidiary is wholly owned by the fund and is a unit trust established in the Cayman Islands under the Trusts Law (2011 Revision) of the Cayman Islands, which is organized to invest in certain commodity-linked investments on behalf of the fund, consistent with the fund's investment objectives and policies. The commodity-linked investments and other investments held by the subsidiary are subject to the same risks that apply to similar investments if held directly by the fund. As of October 31, 2024, the subsidiary comprises $313,156,000, or 19%, of the fund's net assets. All inter-fund transactions and balances (including the fund's investment in the subsidiary) have been eliminated, and the Consolidated Financial Statements include all investments and other accounts of the subsidiary as if held directly by the fund.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
2. Swap Contracts: The fund gains exposure to commodities through the subsidiary's investment in swaps that earn the total return on a specified commodity index. Under the terms of the swaps, the subsidiary receives the total return on the specified index (receiving the increase or paying the decrease in the value of the specified index), applied to a notional amount. The subsidiary also pays a fixed rate applied to the notional amount. At the same time, the fund invests an amount approximating the notional amount of the swaps in inflation-linked investments and high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the subsidiary. The subsidiary’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The subsidiary mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the subsidiary cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the subsidiary may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the subsidiary under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the subsidiary's net assets decline below a certain level, triggering a payment by the subsidiary if the subsidiary is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the subsidiary has pledged. Any securities pledged as collateral for open contracts are noted in the Consolidated Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
The notional amounts of swap contracts are not recorded in the Consolidated Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Consolidated Statement of Assets and Liabilities as an asset (liability) and in the Consolidated Statement of Operations as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
During the year ended October 31, 2024, the fund’s average amounts of investments in total return swaps represented 102% of net assets, based on the average of notional amounts at each quarter-end during the period.
The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to arrangements that provide for offsetting assets and liabilities.
	Assets Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Liabilities Reflected in Consolidated Statement of Assets and Liabilities[1] ($000)	Net Amount Receivable (Payable) ($000)	Amounts Not Offset in the Consolidated Statement of Assets and Liabilities		Net Exposure[3] (Not Less Than $0) ($000)
				Collateral Pledged[2] ($000)	Collateral Received[2] ($000)
Derivatives Subject to Offsetting Arrangements, by Counterparty
Bank of America, N.A.	—	(16,124)	(16,124)	12,603	—	—
Barclays Bank plc	—	(2,413)	(2,413)	1,074	—	—
Canadian Imperial Bank of Commerce	—	(4,885)	(4,885)	3,687	—	—
Goldman Sachs International	—	(4,893)	(4,893)	2,982	—	—
Macquarie Bank Ltd.	—	(2,192)	(2,192)	966	—	—
Royal Bank of Canada	—	(2,041)	(2,041)	849	—	—
Société Generale	—	(5,896)	(5,896)	4,641	—	—
Total	—	(38,444)	(38,444)	26,802	—	—
7

Commodity Strategy Fund
1  Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
2  Securities or other assets pledged as collateral are noted in the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Consolidated Schedule of Investments.
3  Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute virtually all of its taxable income. The subsidiary is classified as a foreign corporation for U.S. tax purposes, and because it does not carry on a U.S. trade or business, is generally not subject to U.S. federal income tax. The subsidiary also complies with the Foreign Account Tax Compliance Act ("FATCA") and thus will not be subject to 30% withholding under FATCA on any income from U.S. investments. In addition, the subsidiary is not subject to Cayman Islands income tax. The subsidiary is not required to distribute any earnings and profits to the fund. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Consolidated Statement of Operations. Any borrowings under either facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread. However, borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2024, the fund did not utilize the credit facilities or the Interfund Lending Program.
6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Under a separate agreement, Vanguard provides corporate management and administrative services to the subsidiary for an annual fee of 0.10% of average net assets of the subsidiary, generally settled once a month. In addition, the subsidiary pays an unaffiliated third party, VGMF I (Cayman) Limited, an affiliate of Maples Trustee Services (Cayman) Limited, a fee plus reasonable additional expenses for trustee services. All of the subsidiary’s expenses are reflected in the Consolidated Statement of Operations and in the Ratio of Total Expenses to Average Net Assets in the Consolidated Financial Highlights.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2024, the fund had contributed to Vanguard capital in the amount of $40,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
C.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $57,000 (an annual rate of less than 0.01% of average net assets).
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
8

Commodity Strategy Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Consolidated Schedule of Investments.
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,270,449	—	1,270,449
Temporary Cash Investments	150,135	351,623	—	501,758
Total	150,135	1,622,072	—	1,772,207
Derivative Financial Instruments
Liabilities
Swap Contracts	—	(38,444)	—	(38,444)
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for operations of the subsidiary were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(55,631)
Total Distributable Earnings (Loss)	55,631
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; the deferral of losses from wash sales; the treatment of amortization adjustments from certain fixed income securities; and operations of the subsidiary. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	29,684
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	(17,803)
Capital Loss Carryforwards	(71,260)
Qualified Late-Year Losses	—
Other Temporary Differences	—
Total	(59,379)
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	36,432	244,178
Long-Term Capital Gains	—	—
Total	36,432	244,178
*	Includes short-term capital gains, if any.
As of October 31, 2024, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	1,790,010
Gross Unrealized Appreciation	38,492
Gross Unrealized Depreciation	(56,295)
Net Unrealized Appreciation (Depreciation)	(17,803)
F.	During the year ended October 31, 2024, the fund purchased $556,780,000 of investment securities and sold $574,169,000 of investment securities, other than temporary cash investments.
9

Commodity Strategy Fund
G.	Capital shares issued and redeemed were:

	Year Ended October 31,
	2024 Shares (000)	2023 Shares (000)
Issued	30,972	28,765
Issued in Lieu of Cash Distributions	1,028	6,887
Redeemed	(28,190)	(39,756)
Net Increase (Decrease) in Shares Outstanding	3,810	(4,104)
H.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
Credit risk is the risk that a counterparty to a transaction or an issuer of a financial instrument will fail to pay interest and principal when due, or that perceptions of the issuer’s ability to make such payments will cause the price of an investment to decline. Investment in debt securities will generally increase credit risk.
The use of derivatives may expose the fund to various risks. Derivatives can be highly volatile, and any initial investment is generally small relative to the notional amount so that transactions may be leveraged in terms of market exposure. A relatively small market movement may have a potentially larger impact on derivatives than on standard securities. Leveraged derivatives positions can, therefore, increase volatility. Additional information regarding the fund’s use of derivative(s) and the specific risks associated is described under significant accounting policies.
I.	Management has determined that no events or transactions occurred subsequent to October 31, 2024, that would require recognition or disclosure in these financial statements.
10

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees' Equity Fund and Shareholders of Vanguard Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Vanguard Commodity Strategy Fund and its subsidiary (one of the funds constituting Vanguard Trustees' Equity Fund, referred to hereafter as the "Fund") as of October 31, 2024, the related consolidated statement of operations for the year ended October 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2024 and the financial highlights for each of the five years in the period ended October 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
11

Tax information (unaudited)
The fund hereby designates for the fiscal year $31,979,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
The fund hereby designates 100%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income dividends eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder for the fiscal year.
Q5170 122024
12

Financial Statements
For the year ended October 31, 2024
Vanguard Global Environmental Opportunities Stock Fund

Contents
Financial Statements	1
Report of Independent Registered Public Accounting Firm	11
Tax information	12

Global Environmental Opportunities Stock Fund
Financial Statements
Schedule of Investments
As of October 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.0%)
China (12.2%)
	Contemporary Amperex Technology Co. Ltd. Class A	106,837	3,705
	Zhejiang Sanhua Intelligent Controls Co. Ltd. Class A	911,395	2,789
[1]	Yadea Group Holdings Ltd.	936,000	1,617
	Sungrow Power Supply Co. Ltd. Class A	121,711	1,550
			9,661
Denmark (12.7%)
*,1	Orsted A/S	68,530	4,033
	Novonesis (Novozymes) B Class B	57,525	3,615
*	Vestas Wind Systems A/S	128,090	2,441
			10,089
France (4.7%)
	Schneider Electric SE	14,287	3,701
Germany (3.9%)
	Infineon Technologies AG	97,695	3,089
India (3.3%)
	Power Grid Corp. of India Ltd.	690,954	2,628
Italy (0.4%)
	Industrie De Nora SpA	38,003	358
Japan (2.6%)
	Shimadzu Corp.	69,800	2,059
Spain (6.7%)
	Iberdrola SA (XMAD)	357,321	5,308
Taiwan (5.1%)
	Delta Electronics Inc.	208,000	2,569
	Voltronic Power Technology Corp.	22,000	1,447
			4,016
United Kingdom (4.6%)
	Croda International plc	31,751	1,524
	Spectris plc	41,984	1,367
	Spirax Group plc	9,251	772
			3,663
United States (40.8%)
	NextEra Energy Inc.	65,034	5,154
	Waste Management Inc.	22,846	4,931
*	ANSYS Inc.	12,901	4,134
*	Autodesk Inc.	13,793	3,914
	TE Connectivity plc	24,446	3,604
	Tetra Tech Inc.	63,888	3,123
	AECOM	25,306	2,703
*	Aptiv plc	44,525	2,530
	Rockwell Automation Inc.	8,256	2,202
			32,295
Total Common Stocks (Cost $70,858)			76,867
1

Global Environmental Opportunities Stock Fund
		Shares	Market Value• ($000)
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[2]	Vanguard Market Liquidity Fund, 4.834% (Cost $2,521)	25,211	2,521
Total Investments (100.2%) (Cost $73,379)			79,388
Other Assets and Liabilities—Net (-0.2%)			(140)
Net Assets (100%)			79,248
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2024, the aggregate value was $5,650,000, representing 7.1% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

See accompanying Notes, which are an integral part of the Financial Statements.
2

Global Environmental Opportunities Stock Fund
Statement of Assets and Liabilities
As of October 31, 2024

($000s, except shares, footnotes, and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $70,858)	76,867
Affiliated Issuers (Cost $2,521)	2,521
Total Investments in Securities	79,388
Investment in Vanguard	2
Cash	384
Foreign Currency, at Value (Cost $25)	16
Receivables for Accrued Income	47
Receivables for Capital Shares Issued	61
Total Assets	79,898
Liabilities
Payables for Investment Securities Purchased	379
Payables to Investment Advisor	62
Payables for Capital Shares Redeemed	14
Payables to Vanguard	11
Deferred Foreign Capital Gains Taxes	184
Total Liabilities	650
Net Assets	79,248
At October 31, 2024, net assets consisted of:

Paid-in Capital	75,720
Total Distributable Earnings (Loss)	3,528
Net Assets	79,248

Investor Shares—Net Assets
Applicable to 1,069,233 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	22,543
Net Asset Value Per Share—Investor Shares	$21.08

Admiral™ Shares—Net Assets
Applicable to 2,148,081 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	56,705
Net Asset Value Per Share—Admiral Shares	$26.40

See accompanying Notes, which are an integral part of the Financial Statements.
3

Global Environmental Opportunities Stock Fund
Statement of Operations

Year Ended October 31, 2024
($000)
Investment Income
Income
Dividends[1]	933
Non-Cash Dividends	217
Interest[2]	77
Total Income	1,227
Expenses
Investment Advisory Fees—Note B
Basic Fee	248
Performance Adjustment	(18)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	40
Management and Administrative—Admiral Shares	66
Custodian Fees	12
Auditing Fees	38
Shareholders’ Reports and Proxy Fees—Investor Shares	22
Shareholders’ Reports and Proxy Fees—Admiral Shares	5
Trustees’ Fees and Expenses	—
Professional Services	30
Other Expenses	1
Total Expenses	444
Expenses Paid Indirectly	(4)
Net Expenses	440
Net Investment Income	787
Realized Net Gain (Loss)
Investment Securities Sold[2,3]	(2,326)
Foreign Currencies	(32)
Realized Net Gain (Loss)	(2,358)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2,4]	13,005
Foreign Currencies	(8)
Change in Unrealized Appreciation (Depreciation)	12,997
Net Increase (Decrease) in Net Assets Resulting from Operations	11,426
1	Dividends are net of foreign withholding taxes of $65,000.
2	Interest income, realized net gain (loss), capital gain distributions received, and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $71,000, ($1,000), less than $1,000, and ($1,000), respectively. Purchases and sales are for temporary cash investment purposes.
3	Realized gain (loss) is net of foreign capital gain taxes of $19,000.
4	The change in unrealized appreciation (depreciation) is net of the change in deferred foreign capital gains taxes of $153,000.

See accompanying Notes, which are an integral part of the Financial Statements.
4

Global Environmental Opportunities Stock Fund
Statement of Changes in Net Assets

	Year Ended October 31, 2024	November 2, 2022[1] to October 31, 2023
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	787	421
Realized Net Gain (Loss)	(2,358)	(261)
Change in Unrealized Appreciation (Depreciation)	12,997	(7,182)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,426	(7,022)
Distributions
Investor Shares	(296)	—
Admiral Shares	(508)	—
Total Distributions	(804)	—
Capital Share Transactions
Investor Shares	1,434	20,111
Admiral Shares	23,478	30,625
Net Increase (Decrease) from Capital Share Transactions	24,912	50,736
Total Increase (Decrease)	35,534	43,714
Net Assets
Beginning of Period	43,714	—
End of Period	79,248	43,714
1	Commencement of subscription period for the fund.

See accompanying Notes, which are an integral part of the Financial Statements.
5

Global Environmental Opportunities Stock Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31, 2024	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$17.52	$20.00
Investment Operations
Net Investment Income[2]	.199	.188
Net Realized and Unrealized Gain (Loss) on Investments	3.664	(2.668)
Total from Investment Operations	3.863	(2.480)
Distributions
Dividends from Net Investment Income	(.159)	—
Distributions from Realized Capital Gains	(.144)	—
Total Distributions	(.303)	—
Net Asset Value, End of Period	$21.08	$17.52
Total Return[3]	22.20%	-12.40%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23	$17
Ratio of Total Expenses to Average Net Assets	0.73%[4,5]	0.77%[4,6]
Ratio of Net Investment Income to Average Net Assets	0.99%	0.98%[6]
Portfolio Turnover Rate	38%	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.73% and 0.75%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.02%).
6	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
6

Global Environmental Opportunities Stock Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31, 2024	November 2, 2022[1] to October 31, 2023
Net Asset Value, Beginning of Period	$21.93	$25.00
Investment Operations
Net Investment Income[2]	.294	.279
Net Realized and Unrealized Gain (Loss) on Investments	4.585	(3.349)
Total from Investment Operations	4.879	(3.070)
Distributions
Dividends from Net Investment Income	(.229)	—
Distributions from Realized Capital Gains	(.180)	—
Total Distributions	(.409)	—
Net Asset Value, End of Period	$26.40	$21.93
Total Return[3]	22.42%	-12.28%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$26
Ratio of Total Expenses to Average Net Assets	0.58%[4,5]	0.62%[4,6]
Ratio of Net Investment Income to Average Net Assets	1.16%	1.16%[6]
Portfolio Turnover Rate	38%	35%
1	The subscription period for the fund was November 2, 2022, to November 15, 2022, during which time all assets were held in cash. Performance measurement began November 16, 2022, the first business day after the subscription period, at a net asset value of $25.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.58% and 0.60%, respectively.
5	Includes performance-based investment advisory fee increases (decreases) of (0.02%).
6	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.
7

Global Environmental Opportunities Stock Fund
Notes to Financial Statements
Vanguard Global Environmental Opportunities Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute virtually all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
5. Credit Facility and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and uncommitted credit facility provided by Vanguard, which may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary or emergency purposes and are subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility, which are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s  Statement of Operations. Any borrowings under the facility bear interest at an agreed-upon spread plus the higher of the federal funds effective rate, the overnight bank funding rate, or the Daily Simple Secured Overnight Financing Rate inclusive of an additional agreed-upon spread, or based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended October 31, 2024, the fund did not utilize the credit facility or the Interfund Lending Program.
6. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
B.	Ninety One North America, Inc. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the MSCI All Country World Index since January 31, 2023. For the year ended October 31, 2024, the investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before a net decrease of $18,000 (0.02%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
8

Global Environmental Opportunities Stock Fund
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2024, the fund had contributed to Vanguard capital in the amount of $2,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2024, custodian fee offset arrangements reduced the fund’s expenses by $4,000 (an annual rate of less than 0.01% of average net assets).
E.	Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of October 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	32,295	—	—	32,295
Common Stocks—Other	—	44,572	—	44,572
Temporary Cash Investments	2,521	—	—	2,521
Total	34,816	44,572	—	79,388
F.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, distributions in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	1
Total Distributable Earnings (Loss)	(1)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to capital loss carryforwards; and the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	665
Undistributed Long-Term Gains	—
Net Unrealized Gains (Losses)	5,311
Capital Loss Carryforwards	(2,454)
Qualified Late-Year Losses	—
Other Temporary Differences	6
Total	3,528
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2024 Amount ($000)	2023 Amount ($000)
Ordinary Income*	804	—
Long-Term Capital Gains	—	—
Total	804	—
*	Includes short-term capital gains, if any.
9

Global Environmental Opportunities Stock Fund
As of October 31, 2024, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	73,883
Gross Unrealized Appreciation	11,051
Gross Unrealized Depreciation	(5,546)
Net Unrealized Appreciation (Depreciation)	5,505
G.	During the year ended October 31, 2024, the fund purchased $48,547,000 of investment securities and sold $26,133,000 of investment securities, other than temporary cash investments.
H.	Capital share transactions for each class of shares were:

	Year Ended October 31, 2024		November 2, 2022[1] to October 31, 2023
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	9,124	458	26,143	1,298
Issued in Lieu of Cash Distributions	254	13	—	—
Redeemed	(7,944)	(400)	(6,032)	(300)
Net Increase (Decrease)—Investor Shares	1,434	71	20,111	998
Admiral Shares
Issued	31,528	1,273	37,053	1,468
Issued in Lieu of Cash Distributions	378	16	—	—
Redeemed	(8,428)	(337)	(6,428)	(272)
Net Increase (Decrease)—Admiral Shares	23,478	952	30,625	1,196
1	Commencement of subscription period for the fund.
I.	Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, or other events, can adversely affect local and global markets and normal market operations. Any such disruptions could have an adverse impact on the value of the fund’s investments and fund performance.
To the extent the fund’s investment portfolio reflects concentration in a particular market, industry, sector, country or asset class, the fund may be adversely affected by the performance of these concentrations and may be subject to increased price volatility and other risks.
J.	Management has determined that no events or transactions occurred subsequent to October 31, 2024, that would require recognition or disclosure in these financial statements.
10

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Trustees’ Equity Fund and Shareholders of Vanguard Global Environmental Opportunities Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Global Environmental Opportunities Stock Fund (one of the funds constituting Vanguard Trustees’ Equity Fund, referred to hereafter as the "Fund") as of October 31, 2024, the related statements of operations for the year ended October 31, 2024 and the statement of changes in net assets and the financial highlights for the year ended October 31, 2024 and for the period November 2, 2022 (commencement of subscription period) through October 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year ended October 31, 2024, and the changes in its net assets and the financial highlights for the year ended October 31, 2024 and for the period November 2, 2022 (commencement of subscription period) through October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 20, 2024
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
11

Tax information (unaudited)
For corporate shareholders, 33.0%, or if subsequently determined to be different, the maximum percentage allowable by law, of ordinary income (dividend income plus short-term gains, if any) for the fiscal year qualified for the dividends-received deduction.
The fund hereby designates $637,000, or if subsequently determined to be different, the maximum amount allowable by law, as qualified dividend income for purposes of the maximum rate under section 1(h)(11) for calendar year 2023. Shareholders will be notified in January 2025 via IRS Form 1099 of the amounts for use in preparing their 2024 income tax return.
The fund hereby designates for the fiscal year $19,000, or if subsequently determined to be different, the maximum amount allowable by law, of interest earned from obligations of the U.S. government which is generally exempt from state income tax.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund for the fiscal year are qualified short-term capital gains.
The fund designates to shareholders foreign source income of $946,000 and foreign taxes paid of $81,000, or if subsequently determined to be different, the maximum amounts allowable by law. Form 1099-DIV reports calendar-year amounts that can be included on the income tax return of shareholders.
QV0120 122024
12

Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9: Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10: Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable. The Trustees’ Fees and Expenses are included in the financial statements filed under Item 7 of this Form.

Item 11: Statement Regarding Basis for Approval of Investment Advisory Contracts.

Not applicable.

Item 12: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In February 2024, a third-party service provider began performing security pricing services for the Registrant. There were no other changes in the Registrant’s internal control over financial reporting or in other factors that could significantly affect this control during the period covered by this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 17: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18: Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(a)(2)	Certifications filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ SALIM RAMJI*
SALIM RAMJI
CHIEF EXECUTIVE OFFICER

Date: December 23, 2024

VANGUARD TRUSTEES’ EQUITY FUND

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 23, 2024

* By:	/s/ John E. Schadl

John E. Schadl, pursuant to a Power of Attorney  filed on December 20, 2024 (see File Number 33-49023) and a Power of Attorney  filed on July 25, 2024 (see File Number 33-48863), each Incorporated by Reference.